SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of report: April 21, 2003


                            CORINTHIAN COLLEGES, INC.
               (Exact Name of Registrant as Specified in Charter)

Delaware                            0-25283                           33-0717312
(State or other              Commission file number             (I.R.S. Employer
jurisdiction of                                              Identification No.)
Incorporation or
organization)

6 Hutton Centre Drive, Suite 400, Santa Ana, California               92707
(Address of principal executive offices)                              (Zip Code)




                                 (714) 427-3000
              (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition." On April 21, 2003, Corinthian Colleges, Inc. ("Corinthian") issued a press release in which it described its key performance indicators and disclosed its historical year-over-year percentage increases in such performance indicators for the past eight quarters. A copy of Corinthian's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               CORINTHIAN COLLEGES, INC.



April 21, 2003                            /s/ Dennis N. Beal
                                          ----------------------------------
                                              Dennis N. Beal
                                              Executive Vice President and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Text of press release of Corinthian Colleges, Inc. issued
                  April 21, 2003.


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